UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 4, 2023
______________________________________________________________

Braze, Inc.
(Exact name of registrant as specified in its charter)
______________________________________________________________

Delaware	001-41065	45-2505271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West 34th Street, Floor 18
New York, New York 10001
(Address of principal executive offices, including zip code)

(609) 964-0585
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BRZE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)

On April 4, 2023, Matthew Jacobson, a director of Braze, Inc. (the “Company”), notified the Company’s board of directors (the “Board”) that he is resigning from his position as a member of the Board, effective immediately. Mr. Jacobson was a member of the Company’s audit committee. His resignation is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(d)

On April 4, 2023, the Board appointed Fernando Machado to serve as a director of the Company, effective immediately. Mr. Machado will serve as a Class I director whose term will expire at the Company’s 2025 annual meeting of stockholders.

There is no arrangement or understanding between Mr. Machado and any other person pursuant to which he was selected as a director of the Company, and there is no family relationship between Mr. Machado and any of the Company’s other directors or executive officers. The Company is not aware of any transaction involving Mr. Machado requiring disclosure under Item 404 of Regulation S-K.

Mr. Machado was also appointed as a member of the Board’s compensation committee. In connection with Mr. Machado’s appointment to the Board, the Board updated its committees such that (i) the members of the audit committee of the Board include David Obstler (chair), Phillip Fernandez and Doug Pepper; (ii) the members of the compensation committee of the Board include Phillip Fernandez (chair), Tara Levy and Fernando Machado; and (iii) the members of the nominating and corporate governance committee include Tara Levy (chair) and Neeraj Agrawal.

Mr. Machado, 49, has served as the global chief marketing officer of The Not Company, Inc. (also known as NotCo) since April 2023. Prior to NotCo, Mr. Machado served as chief marketing officer at Activision Blizzard, Inc. from April 2021 to March 2023. Prior to Activision Blizzard, Mr. Machado served as served as the global chief marketing officer of Restaurant Brands International Inc. from January 2020 to April 2021. Prior to Restaurant Brands International, Mr. Machado served multiple roles at Burger King Corporation, including as Global Chief Marketing Officer from October 2017 to January 2020 and head of brand marketing from March 2014 to September 2017. Prior to Restaurant Brands International, Mr. Machado served multiple roles at Unilever PLC from January 1998 to March 2014. Mr. Machado holds an MBA from INSEAD and a BS in mechanical engineering from the University of Campinas. The Board believes that Mr. Machado is qualified to serve as a member of the Board because of his extensive experience in global marketing organizations.

Mr. Machado will be entitled to participate in the Company’s non-employee director compensation policy. Pursuant to such policy, upon commencement of his service as a director, Mr. Machado was granted a restricted stock unit award for 7,085 shares of the Company’s Class A common stock under its 2021 Equity Incentive Plan, with the shares vesting in three equal annual installments, subject to his continued service as a director through each applicable vesting date. Additionally, in accordance with the Company’s non-employee director compensation policy, Mr. Machado will be entitled to receive a $30,000 annual cash retainer for his service as director, plus an additional $7,000 annual cash retainer for his service on the Board’s compensation committee. At each annual stockholder meeting following which Mr. Machado commences his service as a director (beginning with the 2023 annual meeting of stockholders), Mr. Machado will be entitled to receive an additional restricted stock unit award valued at $175,000; provided that his award at the 2023 annual meeting of stockholders will be prorated for his service time as director as of such date. This annual restricted stock unit award will vest in full on the earliest of (i) the first anniversary of the grant date, or (ii) the day before the first annual stockholders meeting occurring after the grant date, subject in each case to his continued service on such vesting date. Mr. Machado’s unvested restricted stock unit awards will also vest in full immediately prior to the occurrence of a change of control of the Company, subject to his continued service on such vesting date. Mr. Machado has also entered into the Company’s standard form of indemnification agreement.

Item 7.01. Regulation FD Disclosure.

On April 4, 2023, the Company issued a press release related to the matters described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8‑K and is incorporated herein by reference.

The information contained in this Item 7.01 and Item 9.01 in this Current Report on Form 8-K, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.         Description
99.1         Press Release of Braze, Inc., dated April 4, 2023
104         Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAZE, INC.

By:    /s/Susan Wiseman
Susan Wiseman
General Counsel

Dated: April 4, 2023